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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21360
                                   ---------------------------------------------

                           CM Advisers Family of Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

805 Las Cimas Parkway, Suite 430          Austin, Texas                 78746
--------------------------------------------------------------------------------
      (Address of principal executive offices)                        (Zip code)

                              John F. Splain, Esq.

Ultimus Fund Solutions, LCC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (512) 329-0050
                                                     ---------------------------

Date of fiscal year end:        February 29, 2008
                         ------------------------------------

Date of reporting period:       February 29, 2008
                         ------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.     REPORTS TO STOCKHOLDERS.

                           CM ADVISERS FAMILY OF FUNDS

                               ANNUAL REPORT 2008

                             _______________________

                                CM ADVISERS FUND
                          CM ADVISERS FIXED INCOME FUND
                                February 29, 2008

This report and the financial statements contained herein are submitted for the general information of the shareholders of the CM Advisers Family of Funds (the "Funds"). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

CM ADVISERS FAMILY OF FUNDS
LETTER TO SHAREHOLDERS                                             APRIL 4, 2008
================================================================================

Dear Shareholders,

The CM Advisers Family of Funds completed its fiscal year on February 29, 2008. During this past fiscal year the CM Advisers Fund (CMAFX) declined 16.43% versus a 4.52% decline for its benchmark, the Russell 3000 Index. This was obviously a great disappointment to us.

During this same period the CM Advisers Fixed Income Fund (CMFIX) delivered a total return of 8.05% versus 7.31% for its benchmark, the Lehman Brothers U.S. Aggregate Bond Index. As a result, CMFIX was the 6th best performing bond fund in its category (multi-sector bond) out of 184 funds (or top 3.26%) for this past fiscal year (Source: Capital IQ). Since its March 24, 2006 inception through February 29, 2008, CMFIX has an annualized return of 10.05% versus 6.78% for the Lehman Brothers U.S. Aggregate Bond Index.

CM ADVISERS FUND (CMAFX):

The CM Advisers Fund has continued to face some challenges that have hindered its total performance dating back to its inception on May 13, 2003 (4.8 years ago). As of February 28, 2005, the end of the second fiscal year (22 months after inception), CMAFX was still only 17.15% invested in equity securities. While the "EQUITIES ONLY" (excluding cash and bonds) that were owned by the Fund had an annualized time-weighted return of 44% during that period, the Fund continued to hold approximately 80% of the portfolio in cash. As a result, the Fund's total return of 7.36% under-performed its benchmark for that year (Source: Century Management). As we stated back in the Fund's 2004 and 2005 annual reports, we held a high level of cash because we found it difficult to find equity securities that met our strict value criteria and price discipline.

In the following fiscal year ending February 28, 2006, we identified what we believed to be a number of bargains. As a result, a large portion of the cash proceeds were put to work and by fiscal year end the Fund was 78.24% invested in securities. The "EQUITIES ONLY" (excluding cash and bonds) that year had a return of 15.56% (Source: Century Management). The combination of being more heavily invested in equity securities and having those securities perform at a high level was enough to allow the CMAFX total return to outperform the Russell 3000 11.31% to 10.44% for that year.

Over the course of the next fiscal year ending on February 28, 2007, the Fund continued to find potential opportunities (stocks that met our value criteria) in which to invest both current and incoming assets ($60.0 million of net deposits were added to the Fund during that year). By the end of that year the Fund was 96.4% invested in equity securities, its highest level since inception. While the "equities only" (excluding cash and bonds) returned 12.11%, the Fund's total return was 9.88% versus 12.03% for the Russell 3000 for that year (Source:
Century Management).

One of the main reasons for the under-performance during the fiscal year 2007 was due to the Fund having a significant portion of its assets (27.8% as of the end of the year) invested in small to micro-cap companies. Compared to the giant and large-cap stocks, these smaller companies as a group came under greater pressure during that year. More specifically, as of February 28, 2007, the Fund's 22.5% weighting in consumer discretionary stocks, its 6.9% weighting in the financial sector and zero exposure to the hot energy/oil sector and the other commodity related securities, were the main differences for the Fund's absolute and relative under-performance to its benchmark.

We now enter the fiscal year ending February 29, 2008. The sub-prime loans via the housing bubble began their demise, housing prices on a national basis began their historical percentage price decline, oil and gas prices continued to make record highs, credit markets began to tighten if not turn off their lending spigot altogether, and the deleveraging of the U.S. financial markets began in earnest. These events all seemed to hit at once between July 2007 and February 2008, and consumers began to ease their spending. This tightening of the consumer wallet, as well as many companies slowing down or postponing portions of their corporate spending, not to mention the high level of anxiety and fear amongst the majority of the American public that the U.S. economy is on the verge of financial collapse, has taken its toll on what seems to be all sectors and cap sizes of the market with the exception of those issues related to energy and commodities.

With the Fund more fully invested in equity securities going into this financial storm, a number of stocks that we believe we bought at meaningful discounts to their intrinsic values continued to get cheaper. While the large and giant cap stocks that currently represent 57.94% of the Fund's assets are up 2.73% from their average cost, the 19.14% of the Fund's assets that are invested in small cap stocks are down 43.49% from their average cost. This weighting in small cap stocks has been one of the biggest drags on the Fund's total return over the past 18 months. While we believe over time the value of most of these smaller companies will be recognized, in the short run they have been under significant downward pressure.

In addition to cap size, sector allocation continued to play a major role on the Fund's overall performance. During this fiscal year our allocation to consumer discretionary stocks declined from 22.5% to 19.0%, while our exposure to the financial sector increased from 6.9% to 12.1% via several individual stocks and one exchange traded fund as we deemed this sector to now represent a good value. Furthermore, our exposure to the industrial sector increased from 15.2% to 19.4%, while our exposure to information technology increased from 15.6% to 20.6%. As seen by this fiscal year's performance, many of our existing and newly purchased equities have continued to decline over the past 12 months. At present, 67% of the Fund's equity holdings are below their average cost.

So where do we go from here? With only semantics getting in the way of calling this current market environment a recession based on the text book definition of two consecutive quarters of decline in real GDP, we believe that stocks have more than priced themselves in such a way as to suggest we are in a recession. According to the National Bureau of Economic Research, the U.S. has had 12 recessions from 1937 through 2007. On average these recessions lasted 10.4 months. (See Recessions Table below)

RECESSION DEFINED: THE NATIONAL BUREAU OF ECONOMIC RESEARCH DOES NOT DEFINE A RECESSION IN TERMS OF TWO CONSECUTIVE QUARTERS OF DECLINE IN REAL GDP. RATHER, A RECESSION IS A SIGNIFICANT DECLINE IN ECONOMIC ACTIVITY SPREAD ACROSS THE ECONOMY, LASTING MORE THAN A FEW MONTHS, NORMALLY VISIBLE IN REAL GDP, REAL INCOME, EMPLOYMENT, INDUSTRIAL PRODUCTION, AND WHOLESALE-RETAIL SALES.

                          RECESSIONS                  MONTHS
                     ---------------------------------------
                     May 1937    to    Jun 1938         13
                     ---------------------------------------
                     FEB 1945    TO    OCT 1945          8
                     ---------------------------------------
                     Nov 1948    to    Oct 1949         11
                     ---------------------------------------
                     JUL 1953    TO    MAY 1954         10
                     ---------------------------------------
                     Aug 1957    to    Apr 1958          8
                     ---------------------------------------
                     Apr 1960    to    Feb 1961         10
                     ---------------------------------------
                     DEC 1969    TO    NOV 1970         11
                     ---------------------------------------
                     Nov 1973    to    Mar 1975         16
                     ---------------------------------------
                     Jan 1980    to    Jul 1980          6
                     ---------------------------------------
                     Jul 1981    to    Nov 1982         16
                     ---------------------------------------
                     Jul 1990    to    Mar 1991          8
                     ---------------------------------------
                     Mar 2001    to    Nov 2001          8
                     ---------------------------------------

                    Source: National Bureau of Economic Research
                    (http://www.nber.org/cycles/cyclesmain.html)
                    Bolded dates indicate time of war.

While recessions historically have lasted 10.4 months, stocks (as represented by the S&P 500) on the other hand bottom out in approximately the 5th month of the average recession (Source: Bloomberg, L.P.). The reason for this is that stocks are typically forward looking vehicles. In other words, while we may be in the midst of a recession, once there are signs that the economy and the financial system are not going to worsen, many sophisticated individual investors, many professional money managers, and the big institutional money begins to reason that stocks must be cheap at their current deeply discounted prices, especially if an expanding economy is just around the corner. And thus the negative continuity of thought is broken and money begins to flow back into the stock markets thus driving up both the demand for many stocks and their prices, even while a recession is still underway. We believe it is likely that many stocks, including the collective basket of stocks found in CMAFX are likely to find such a bottom during this recession sometime in calendar years 2008/2009.

Once stocks do find their bottom we believe that the future for CMAFX looks bright. While the total annualized return for CMAFX since inception (4.8 years ago) has been a disappointing 3.48%, during this same time the "equities only" return (excluding cash and bonds) has been an annualized time-weighted return of 19.85% (Source: Century Management). Now that the Fund is approximately 96% invested in equity securities that meet our strict value discipline, we believe the Fund's total performance is more likely to compare favorably to our benchmark over the long-run.

CM ADVISERS FIXED INCOME FUND (CMFIX):

For the fiscal year ending February 29, 2008, the CM Advisers Fixed Income Fund (CMFIX) delivered a total return of 8.05% versus 7.31% for its benchmark, the Lehman Brothers U.S. Aggregate Bond Index. As a result, CMFIX was the 6th best performing bond fund in its category out of 184 funds (or top 3.26%) for this past fiscal year (Source: Capital IQ).

Looking back at the fixed income markets on the first day of the fiscal year (March 1, 2007) one could hardly describe the fixed income markets as cheap. The 30-year U.S. Treasury bond was yielding 4.68% and BAA corporate bonds (as measured by the Moody's BAA Corporate Bond Index) were yielding 6.16%. The risk premium for BAA corporate bonds over U.S. Treasury's was 148 basis points(1) (1.48%). The yield on long-term U.S. Treasury bonds, the yield on BAA corporate bonds, and the spread differential were all below the average of the previous three years. In our opinion, most spread sectors were rich compared to U.S. Treasuries and U.S. Treasuries were slightly expensive.

Fortunately, after the market was somewhat disappointed that the Federal Reserve did not lower its policy rate during the first quarter of 2007, the U.S. Treasury bond market began to sell off. By June 2007, long-term government bonds were yielding above 5.25%, a level we believed unsustainable in the near-term. The yield eventually peaked at 5.4% on June 12, 2007. BAA corporate bond yields moved in-line with U.S. Treasuries and were priced to yield a 6.86% or 140 basis points (1.4%) more than U.S. Treasury bonds on June 12, 2007.

In our opinion, U.S. Treasury bonds were cheap on an absolute basis and still cheap on a relative basis when compared to corporate bonds and other sectors of the bond market. We took advantage of this opportunity and lengthened the duration of the Fund by increasing our percentage invested and by swapping out some of our existing U.S. Treasury holdings into those with longer maturities. The economic slowdown and associated credit crunch that began in the fourth quarter of 2007 caused a "flight to safety" rally in the U.S. Treasury bond market which we believe was a key driver in the Fund's 8.05% total return.

On February 29, 2008, the last day of our fiscal year, long-term U.S. Treasury yields were 4.4%, the Moody's BAA Corporate Bond Index was yielding 6.75%, and the spread differential was 235 basis points (2.35%). While we have invested almost exclusively in U.S. Treasury bonds throughout the Fund's history, we are now beginning to see additional opportunities in other sectors of the fixed income market open up. More specifically, there are various corporate bonds that are beginning to look attractive. As always, we will invest where we feel we can get the best values.

--------------------------------------------------------------------------------

PERFORMANCE FOR PERIODS ENDED FEBRUARY 29, 2008

                                                                  RUSSELL 3000
                                          CM ADVISERS FUND          INDEX ADJ
--------------------------------------------------------------------------------
One Year Total Return                          -16.43%               -4.52%

Three Year Average Annual Total Return           0.73%                5.71%

Average Annual Total Return
Since Inception*                                 3.48%               10.15%

                                                                 LEHMAN BROTHERS
                                          CM ADVISERS FIXED       U.S. AGGREGATE
                                             INCOME FUND           BOND INDEX
--------------------------------------------------------------------------------
One Year Total Return                            8.05%                7.31%

Average Annual Total Return
Since Inception*                                10.05%                6.78%

PERFORMANCE SHOWN IS FOR THE PERIODS ENDED FEBRUARY 29, 2008. THE PERFORMANCE DATA QUOTED ABOVE REPRESENTS PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUNDS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE DATA REGARDING THE FUNDS, INCLUDING PERFORMANCE DATA CURRENT TO THE FUNDS' MOST RECENT MONTH END, PLEASE CALL 1-888-859-5856. A 1% REDEMPTION FEE IS CHARGED UPON REDEMPTION OF EITHER FUND'S SHARES OCCURRING WITHIN ONE YEAR OF THE ISSUANCE OF SUCH SHARES. THE PERFORMANCE DATA QUOTED ABOVE DOES NOT REFLECT THE DEDUCTION OF THE REDEMPTION FEE AND IF REFLECTED, THE REDEMPTION FEE WOULD REDUCE THE PERFORMANCE QUOTED.

THE CM ADVISERS FUND INCEPTION DATE IS MAY 13, 2003.
THE CM ADVISERS FIXED INCOME FUND INCEPTION DATE IS MARCH 24, 2006. RUSSELL 3000 INDEX (ADJ) INCLUDES DIVIDENDS

--------------------------------------------------------------------------------

In closing, we would like to thank all shareholders of the CM Advisers Fund (CMAFX) and the CM Advisers Fixed Income Fund (CMFIX) for your continued trust and confidence.

Sincerely,

CM Fund Advisers

This report is for the information of shareholders of the CM Advisers Fund and the CM Fixed Income Fund, but it also may be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds. The Funds are distributed by Ultimus Fund Distributors, LLC.

 1 A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point. So, a bond whose yield increases from 5% to 5.5% is said to have increased by 50 basis points; or interest rates that have risen 1% are said to have increased by 100 basis points (Reference Century Management).

--------------------------------------------------------------------------------
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the CM Advisers Fund or CM Advisers Fixed Income Fund (the "Funds") and of the market in general and statements of the Funds' plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

All investments carry risks, and investment in the Funds' is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Funds'. Investments in the Funds' are also subject to the following risks: market risk, interest rate risk, management style risk, business and sector risk, small company risk, non-diversified fund risk, foreign securities risk, junk bonds or lower rated securities risk, income risk, mortgage risk, maturity risk, concentration risk, emerging countries risk and credit risk. More information about these risks and other risks can be found in the Funds' prospectus.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUNDS CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS'. A COPY OF THE PROSPECTUS IS AVAILABLE AT WWW.CENTMAN.COM OR BY CALLING SHAREHOLDER SERVICES AT 1-888-859-5856. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

CM ADVISERS FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                 CM ADVISERS FUND VERSUS THE RUSSELL 3000 INDEX

                              [LINE GRAPH OMITTED]

                     CM Advisers Fund        Russell 3000 Index
                     ----------------        ------------------

                  5/13/2003    $10,000      5/13/2003    $10,000
                  5/31/2003     10,130      5/31/2003     10,258
                  8/31/2003     10,270      8/31/2003     10,871
                 11/30/2003     10,350     11/30/2003     11,560
                  2/29/2004     10,740      2/29/2004     12,508
                  5/31/2004     10,820      5/31/2004     12,280
                  8/31/2004     10,880      8/31/2004     12,100
                 11/30/2004     11,190     11/30/2004     13,068
                  2/28/2005     11,531      2/28/2005     13,463
                  5/31/2005     11,751      5/31/2005     13,438
                  8/31/2005     12,443      8/31/2005     13,953
                 11/30/2005     12,353     11/30/2005     14,349
                  2/28/2006     12,835      2/28/2006     14,868
                  5/31/2006     12,771      5/31/2006     14,800
                  8/31/2006     13,016      8/31/2006     15,174
                 11/30/2006     14,090     11/30/2006     16,422
                  2/28/2007     14,103      2/28/2007     16,657
                  5/31/2007     14,756      5/31/2007     18,141
                  8/31/2007     14,203      8/31/2007     17,441
                 11/30/2007     13,369     11/30/2007     17,580
                  2/29/2008     11,786      2/29/2008     15,904

Past performance is not predictive of future performance.


          ------------------------------------------------------------
                          Average Annual Total Returns
                     (for periods ended February 29, 2008)

                                           1 YEAR      SINCE INCEPTION*
               CM Advisers Fund           (16.43%)          3.48%
               Russell 3000 Index          (4.52%)         10.15%
          ------------------------------------------------------------


* Commencement of operations was May 13, 2003.

This graph depicts the performance of the CM Advisers Fund (the "Fund") versus the Russell 3000 Index. The graph assumes an initial $10,000 investment at May 13, 2003 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. The Fund charges a redemption fee of 1% of the amount redeemed on redemptions of Fund shares occurring within one year following the issuance of such shares. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE QUOTED ABOVE REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. AN INVESTOR MAY OBTAIN PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH-END, BY CALLING SHAREHOLDER SERVICES AT 1-888-859-5856.

THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. AVERAGE ANNUAL TOTAL RETURNS ARE HISTORICAL IN NATURE AND ASSUME REINVESTMENT OF DIVIDENDS.

CM ADVISERS FIXED INCOME FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            CM ADVISERS FIXED INCOME FUND VERSUS THE LEHMAN BROTHERS
                           U.S. AGGREGATE BOND INDEX

                              [LINE GRAPH OMITTED]

                CM Advisers Fixed              Lehman Brothers U.S.
                   Income Fund                   Aggregate Index
                   -----------                   ---------------

               3/24/2006     $10,000         3/24/2006      $10,000
               5/31/2006       9,820         5/31/2006        9,899
               8/31/2006      10,580         8/31/2006       10,208
              11/30/2006      11,320        11/30/2006       10,486
               2/28/2007      11,139         2/28/2007       10,582
               5/31/2007      10,627         5/31/2007       10,558
               8/31/2007      11,160         8/31/2007       10,745
              11/30/2007      11,958        11/30/2007       11,120
               2/29/2008      12,035         2/29/2008       11,355

Past performance is not predictive of future performance.

   ------------------------------------------------------------------------
                          Average Annual Total Returns
                     (for periods ended February 29, 2008)

                                               1 YEAR      SINCE INCEPTION*
   CM Advisers Fixed Income Fund                8.05%          10.05%
   Lehman Brothers U.S. Aggregate Bond Index    7.31%           6.78%
   ------------------------------------------------------------------------


* Commencement of operations was March 24, 2006.

This graph depicts the performance of the CM Advisers Fixed Income Fund (the "Fund") versus the Lehman Brothers U.S. Aggregate Bond Index. The graph assumes an initial $10,000 investment at March 24, 2006 (commencement of operations) and that any dividends or capital gain distributions are reinvested in shares of the Fund. The Fund charges a redemption fee of 1% of the amount redeemed on redemptions of Fund shares occurring within one year following the issuance of such shares. It is important to note that the Fund is a professionally managed mutual fund while indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

PERFORMANCE QUOTED ABOVE REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. AN INVESTOR MAY OBTAIN PERFORMANCE DATA, CURRENT TO THE MOST RECENT MONTH-END, BY CALLING SHAREHOLDER SERVICES AT 1-888-859-5856.

THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURNS ARE HISTORICAL IN NATURE AND ASSUME REINVESTMENT OF DIVIDENDS.

CM ADVISERS FUND
SUPPLEMENTARY PORTFOLIO INFORMATION
FEBRUARY 29, 2008 (UNAUDITED)
================================================================================

ASSET AND SECTOR ALLOCATION
(% OF NET ASSETS)
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

                Consumer Discretionary                19.0%
                Consumer Staples                      21.7%
                Energy                                 0.8%
                Financials                             8.6%
                Industrials                           19.4%
                Information Technology                20.6%
                Materials                              2.4%
                Exchange Traded Funds                  3.5%
                Money Market Funds and Liabilities
                   in Excess of Other Assets           4.0%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------

SECURITY DESCRIPTION                                         % OF NET ASSETS
--------------------                                         ---------------
Wal-Mart Stores, Inc.                                             5.8%
Microsoft Corporation                                             5.7%
Walgreen Company                                                  5.2%
3M Company                                                        4.4%
Leggett & Platt, Inc.                                             4.3%
Wells Fargo & Company                                             3.9%
Marsh & McLennan Companies, Inc.                                  3.6%
Financial Select Sector SPDR Fund                                 3.5%
Coca-Cola Company (The)                                           3.4%
Anheuser-Busch Companies, Inc.                                    3.1%

CM ADVISERS FIXED INCOME FUND
SUPPLEMENTARY PORTFOLIO INFORMATION
FEBRUARY 29, 2008 (UNAUDITED)
================================================================================

ASSET ALLOCATION
(% OF NET ASSETS)
--------------------------------------------------------------------------------

                              [PIE CHART OMITTED]

                U.S. Government Obligations           20.3%
                Money Market Funds and Other Assets
                   in Excess of Liabilities           79.7%


TOP HOLDINGS*
--------------------------------------------------------------------------------

SECURITY DESCRIPTION                                         % OF NET ASSETS
--------------------                                         ---------------
U.S. Treasury Strip, 7.25%, due 08/15/2022                         13.3%
U.S. Treasury Strip, 4.50%, due 02/15/2036                          7.0%

* Excludes money market funds.

CM ADVISERS FUND
SCHEDULE OF INVESTMENTS
FEBRUARY 29, 2008
================================================================================
    SHARES     COMMON STOCKS -- 92.5%                                  VALUE
--------------------------------------------------------------------------------
               AIR FREIGHT & LOGISTICS -- 1.3%
    15,235     FedEx Corporation .............................     $  1,342,661
    20,380     United Parcel Service, Inc. ...................        1,431,491
                                                                   ------------
                                                                      2,774,152
                                                                   ------------
               BEVERAGES -- 6.5%
   139,635     Anheuser-Busch Companies, Inc. ................        6,575,412
   121,520     Coca-Cola Company (The) .......................        7,104,059
                                                                   ------------
                                                                     13,679,471
                                                                   ------------
               BUILDING PRODUCTS -- 2.8%
   317,475     Masco Corporation .............................        5,933,608
                                                                   ------------

               CAPITAL MARKETS -- 1.1%
 1,139,580     W.P. Stewart & Company Ltd. ...................        2,279,160
                                                                   ------------

               CHEMICALS -- 2.4%
   109,125     E.I. Du Pont de Nemours & Company .............        5,065,583
                                                                   ------------

               COMMERCIAL BANKS -- 3.9%
   278,100     Wells Fargo & Company .........................        8,128,863
                                                                   ------------

               COMMERCIAL SERVICES & SUPPLIES -- 3.6%
   115,349     Avery Dennison Corporation ....................        5,919,711
    40,272     CDI Corporation ...............................          916,188
     7,000     Dun & Bradstreet Corporation (The) ............          611,380
                                                                   ------------
                                                                      7,447,279
                                                                   ------------
               COMPUTERS & PERIPHERALS -- 6.6%
   286,600     Hutchinson Technology, Inc. * .................        4,814,880
   224,400     Imation Corporation ...........................        5,060,220
   178,330     Seagate Technology ............................        3,846,578
                                                                   ------------
                                                                     13,721,678
                                                                   ------------
               DISTRIBUTORS -- 0.4%
   686,700     Handleman Company * ...........................          899,577
                                                                   ------------

               DIVERSIFIED CONSUMER SERVICES -- 1.2%
   151,660     CPI Corporation ...............................        2,514,523
                                                                   ------------

               ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 4.0%
   578,950     KEMET Corporation * ...........................        2,871,592
     7,340     Maxwell Technologies, Inc. * ..................           76,409
   186,700     Newport Corporation * .........................        1,962,217
   106,750     Rogers Corporation * ..........................        3,381,840
                                                                   ------------
                                                                      8,292,058
                                                                   ------------

CM ADVISERS FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 92.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING -- 11.0%
   299,215     Walgreen Company ..............................     $ 10,924,340
   245,505     Wal-Mart Stores, Inc. .........................       12,174,593
                                                                   ------------
                                                                     23,098,933
                                                                   ------------
               FOOD PRODUCTS -- 1.4%
    50,300     General Mills, Inc. ...........................        2,816,297
                                                                   ------------

               HOUSEHOLD DURABLES -- 10.1%
    88,686     Dixie Group, Inc. (The) * .....................          781,324
   163,575     Ethan Allen Interiors, Inc. ...................        4,455,783
   238,635     La-Z-Boy, Inc. ................................        2,011,693
   537,440     Leggett & Platt, Inc. .........................        8,975,248
    44,335     Newell Rubbermaid, Inc. .......................        1,006,404
   187,200     Toll Brothers, Inc. * .........................        3,970,512
                                                                   ------------
                                                                     21,200,964
                                                                   ------------
               HOUSEHOLD PRODUCTS -- 2.7%
    74,875     Colgate-Palmolive Company .....................        5,697,239
                                                                   ------------

               INDUSTRIAL CONGLOMERATES -- 4.9%
   117,305     3M Company ....................................        9,196,712
    32,065     General Electric Company ......................        1,062,634
                                                                   ------------
                                                                     10,259,346
                                                                   ------------
               INSURANCE -- 3.6%
   292,637     Marsh & McLennan Companies, Inc. ..............        7,453,464
                                                                   ------------

               LEISURE EQUIPMENT & PRODUCTS -- 0.1%
     7,930     Eastman Kodak Company .........................          134,651
                                                                   ------------

               MACHINERY -- 4.7%
   275,200     Briggs & Stratton Corporation .................        4,917,824
   100,425     Illinois Tool Works, Inc. .....................        4,927,855
                                                                   ------------
                                                                      9,845,679
                                                                   ------------
               MEDIA -- 1.2%
    76,700     Walt Disney Company (The) .....................        2,485,847
                                                                   ------------

               MULTI-LINE RETAIL -- 1.8%
    71,260     Target Corporation ............................        3,748,989
                                                                   ------------

               OIL, GAS, & CONSUMABLE FUELS -- 0.8%
   270,000     USEC, Inc. ....................................        1,722,600
                                                                   ------------

CM ADVISERS FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES     COMMON STOCKS -- 92.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               ROAD & RAIL -- 2.1%
   105,845     Arkansas Best Corporation .....................     $  2,827,120
   105,930     YRC Worldwide, Inc. * .........................        1,457,597
                                                                   ------------
                                                                      4,284,717
                                                                   ------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.4%
   213,055     Applied Materials, Inc. .......................        4,084,264
    41,900     Cymer, Inc. ...................................        1,187,027
   200,000     Intel Corporation .............................        3,990,000
                                                                   ------------
                                                                      9,261,291
                                                                   ------------
               SOFTWARE -- 5.7%
   435,995     Microsoft Corporation .........................       11,867,784
                                                                   ------------

               SPECIALTY RETAIL -- 4.2%
   121,700     Aaron Rents, Inc. .............................        2,387,754
   252,052     Cost Plus, Inc. * .............................          882,182
    99,000     Pacific Sunwear of California, Inc. * .........        1,104,840
   534,365     Talbots, Inc. (The) ...........................        4,371,106
                                                                   ------------
                                                                      8,745,882
                                                                   ------------
               TRADING COMPANIES & DISTRIBUTORS -- 0.0%
     2,700     Lawson Products, Inc. .........................           68,580
                                                                   ------------

               TOTAL COMMON STOCKS (Cost $226,950,562) .......     $193,428,215
                                                                   ------------

================================================================================
    SHARES     EXCHANGE TRADED FUNDS -- 3.5%                           VALUE
--------------------------------------------------------------------------------
   279,330     Financial Select Sector SPDR Fund
                 (Cost $8,267,870) ...........................     $  7,201,127
                                                                   ------------

================================================================================
    SHARES     MONEY MARKET FUNDS -- 4.5%                              VALUE
--------------------------------------------------------------------------------
 9,502,432     Evergreen Institutional Treasury Money
                 Market Fund - Institutional Class, 1.83%(a)
                 (Cost $9,502,432) ...........................     $  9,502,432
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE -- 100.5%
                 (Cost $244,720,864)..........................     $210,131,774

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%)       (1,021,220)
                                                                   ------------

               NET ASSETS -- 100.0% ..........................     $209,110,554
                                                                   ============

*     Non-income producing security.

(a) Variable rate security. The coupon rate shown is the effective interest rate at February 29, 2008.

See accompanying notes to financial statements.

CM ADVISERS FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
FEBRUARY 29, 2008
================================================================================
 PAR VALUE     U.S. GOVERNMENT OBLIGATIONS -- 20.3%                    VALUE
--------------------------------------------------------------------------------
$3,250,000     U.S. Treasury Bond, stripped principal payment,
                 7.25%, due 08/15/2022 .......................     $  1,706,081
 3,200,000     U.S. Treasury Bond, stripped principal payment,
                 4.50%, due 02/15/2036 .......................          897,639
                                                                   ------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (Cost $2,398,247)............................     $  2,603,720
                                                                   ------------

================================================================================
    SHARES     MONEY MARKET FUNDS -- 79.6%                             VALUE
--------------------------------------------------------------------------------
10,202,651     Evergreen Institutional Treasury Money
                 Market Fund - Institutional Class, 1.83%(a)
                 (Cost $10,202,651) ..........................     $ 10,202,651
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE -- 99.9%
                 (Cost $12,600,898) ..........................     $ 12,806,371

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% .           18,850
                                                                   ------------

               NET ASSETS -- 100.0% ..........................     $ 12,825,221
                                                                   ============

(a) Variable rate security. The coupon rate shown is the effective interest rate at February 29, 2008.

See accompanying notes to financial statements.

CM ADVISERS FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 29, 2008
=========================================================================================
                                                                             CM ADVISERS
                                                          CM ADVISERS       FIXED INCOME
                                                              FUND              FUND
-----------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At cost .........................................    $  244,720,864     $   12,600,898
                                                        ==============     ==============
   At value (Note 2) ...............................    $  210,131,774     $   12,806,371
Dividends and interest receivable ..................           467,254             20,574
Receivable for capital shares sold .................            32,066                 --
Receivable from Adviser (Note 5) ...................                --              8,469
Other assets .......................................            25,198             10,398
                                                        --------------     --------------
   TOTAL ASSETS ....................................       210,656,292         12,845,812
                                                        --------------     --------------
LIABILITIES
Payable for investment securities purchased ........         1,082,768                 --
Payable for capital shares redeemed ................           197,382                 --
Payable to Adviser (Note 5) ........................           190,503                 --
Payable to Administrator (Note 5) ..................            20,820              5,300
Other accrued expenses and liabilities .............            54,265             15,291
                                                        --------------     --------------
   TOTAL LIABILITIES ...............................         1,545,738             20,591
                                                        --------------     --------------

NET ASSETS .........................................    $  209,110,554     $   12,825,221
                                                        ==============     ==============
Net assets consist of:
Paid-in capital ....................................    $  238,598,895     $   11,808,187
Accumulated undistributed net realized gains
   from security transactions ......................         5,100,749            811,561
Net unrealized appreciation (depreciation)
   on investments ..................................       (34,589,090)           205,473
                                                        --------------     --------------
Net assets .........................................    $  209,110,554     $   12,825,221
                                                        ==============     ==============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......        20,400,122          1,165,086
                                                        ==============     ==============

Net asset value, redemption price and
   offering price per share (a) ....................    $        10.25     $        11.01
                                                        ==============     ==============

(a) Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).

See accompanying notes to financial statements.

CM ADVISERS FAMILY OF FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 29, 2008
===================================================================================
                                                                        CM ADVISERS
                                                      CM ADVISERS      FIXED INCOME
                                                          FUND             FUND
-----------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ......................................    $    819,607     $    217,757
   Dividend ......................................       5,774,280          164,127
                                                      ------------     ------------
      TOTAL INVESTMENT INCOME ....................       6,593,887          381,884
                                                      ------------     ------------
EXPENSES
   Investment advisory fees (Note 5) .............       3,278,599           44,479
   Administration fees (Note 5) ..................         209,793           19,500
   Professional fees .............................          52,024           23,675
   Fund accounting fees (Note 5) .................          50,221           24,892
   Registration fees .............................          43,509           28,507
   Trustees' fees and expenses ...................          42,661           19,039
   Transfer agent fees (Note 5) ..................          41,161           15,750
   Custody fees ..................................          29,711            5,986
   Postage and supplies ..........................          27,339            7,491
   Report printing fees ..........................           7,342            1,931
   Insurance expense .............................           6,837              395
   Other expenses ................................          17,859           10,322
                                                      ------------     ------------
      TOTAL EXPENSES .............................       3,807,056          201,967
   Advisory fees waived and expenses
      reimbursed by Adviser (Note 5) .............              --          (68,519)
                                                      ------------     ------------
      NET EXPENSES ...............................       3,807,056          133,448
                                                      ------------     ------------

NET INVESTMENT INCOME ............................       2,786,831          248,436
                                                      ------------     ------------
REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains from security transactions..      10,247,832        1,025,081
   Net change in unrealized appreciation/
      depreciation on investments ................     (55,891,840)          (8,723)
                                                      ------------     ------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS .................     (45,644,008)       1,016,358
                                                      ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ...............................    $(42,857,177)    $  1,264,794
                                                      ============     ============

See accompanying notes to financial statements.

CM ADVISERS FUND
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================
                                                                YEAR ENDED         YEAR ENDED
                                                               FEBRUARY 29,       FEBRUARY 28,
                                                                   2008               2007
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................................    $    2,786,831     $    3,900,507
   Net realized gains from security transactions .........        10,247,832          7,591,767
   Net change in unrealized appreciation/
      depreciation on investments ........................       (55,891,840)        10,758,384
                                                              --------------     --------------
Net increase (decrease) in net assets from operations ....       (42,857,177)        22,250,658
                                                              --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............................        (3,378,458)        (3,793,796)
   From net realized gains from security transactions ....        (5,854,862)        (7,051,785)
                                                              --------------     --------------
Net decrease in assets from distributions to shareholders         (9,233,320)       (10,845,581)
                                                              --------------     --------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............................        53,804,075         81,912,984
   Net asset value of shares issued in reinvestment of
      distributions to shareholders ......................         8,873,195          9,823,036
   Proceeds from redemption fees collected (Note 2) ......            70,246             55,918
   Payments for shares redeemed ..........................       (70,407,158)       (21,893,439)
                                                              --------------     --------------
Net increase (decrease) in net assets from
   capital share transactions ............................        (7,659,642)        69,898,499
                                                              --------------     --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..................       (59,750,139)        81,303,576

NET ASSETS
   Beginning of year .....................................       268,860,693        187,557,117
                                                              --------------     --------------
   End of year ...........................................    $  209,110,554     $  268,860,693
                                                              ==============     ==============
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME .................................    $           --     $      591,627
                                                              ==============     ==============
CAPITAL SHARE ACTIVITY
   Shares sold ...........................................         4,351,472          6,603,955
   Shares reinvested .....................................           765,113            765,318
   Shares redeemed .......................................        (5,810,437)        (1,768,195)
                                                              --------------     --------------
   Net increase (decrease) in shares outstanding .........          (693,852)         5,601,078
   Shares outstanding, beginning of year .................        21,093,974         15,492,896
                                                              --------------     --------------
   Shares outstanding, end of year .......................        20,400,122         21,093,974
                                                              ==============     ==============

See accompanying notes to financial statements.

CM ADVISERS FIXED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================
                                                                YEAR ENDED        PERIOD ENDED
                                                               FEBRUARY 29,       FEBRUARY 28,
                                                                   2008              2007(a)
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................................    $      248,436     $       77,211
   Net realized gains (losses) from security transactions          1,025,081               (775)
   Net change in unrealized appreciation/
      depreciation on investments ........................            (8,723)           214,196
                                                              --------------     --------------
Net increase in net assets from operations ...............         1,264,794            290,632
                                                              --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............................          (248,436)           (77,211)
   From net realized gains from security transactions ....          (212,745)                --
   In excess of net investment income ....................                --            (47,267)
                                                              --------------     --------------
Decrease in net assets from distributions to shareholders           (461,181)          (124,478)
                                                              --------------     --------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............................         8,862,326          2,851,782
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ...................           449,106            122,591
   Proceeds from redemption fees collected (Note 2) ......             3,344                140
   Payments for shares redeemed ..........................          (419,210)           (14,625)
                                                              --------------     --------------
Net increase in net assets from capital share transactions         8,895,566          2,959,888
                                                              --------------     --------------

TOTAL INCREASE IN NET ASSETS .............................         9,699,179          3,126,042

NET ASSETS
   Beginning of period ...................................         3,126,042                 --
                                                              --------------     --------------
   End of period .........................................    $   12,825,221     $    3,126,042
                                                              ==============     ==============
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME .................................    $           --     $           --
                                                              ==============     ==============
CAPITAL SHARE ACTIVITY
   Shares sold ...........................................           867,466            282,766
   Shares reinvested .....................................            43,279             11,811
   Shares redeemed .......................................           (38,819)            (1,417)
                                                              --------------     --------------
   Net increase in shares outstanding ....................           871,926            293,160
   Shares outstanding, beginning of period ...............           293,160                 --
                                                              --------------     --------------
   Shares outstanding, end of period .....................         1,165,086            293,160
                                                              ==============     ==============

(a) Represents the period from the commencement of operations (March 24, 2006) through February 28, 2007.

See accompanying notes to financial statements.

CM ADVISERS FUND
FINANCIAL HIGHLIGHTS
==========================================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
==========================================================================================================
                                                         YEARS ENDED                             PERIOD
                                   ---------------------------------------------------------      ENDED
                                   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,
                                       2008           2007           2006           2005          2004(a)
----------------------------------------------------------------------------------------------------------
   Net asset value at
      beginning of period ......    $    12.75     $    12.11     $    11.50     $    10.74     $    10.00
                                    ----------     ----------     ----------     ----------     ----------
   Income (loss) from
      investment operations:
      Net investment
         income (loss) .........          0.14           0.19           0.17           0.01          (0.01)
     Net realized and unrealized
        gains (losses) on
        investments ............         (2.19)          1.00           1.11           0.78           0.75
                                    ----------     ----------     ----------     ----------     ----------
   Total from investment
      operations ...............         (2.05)          1.19           1.28           0.79           0.74
                                    ----------     ----------     ----------     ----------     ----------
   Less distributions:
      Dividends from net
         investment income .....         (0.16)         (0.19)         (0.15)            --             --
      Distributions from net
         realized gains ........         (0.29)         (0.36)         (0.52)         (0.03)            --
                                    ----------     ----------     ----------     ----------     ----------
   Total distributions .........         (0.45)         (0.55)         (0.67)         (0.03)            --
                                    ----------     ----------     ----------     ----------     ----------
   Proceeds from redemption
      fees collected (Note 2) ..          0.00(f)        0.00(f)        0.00(f)        0.00(f)        0.00(f)
                                    ----------     ----------     ----------     ----------     ----------
   Net asset value at
      end of period ............    $    10.25     $    12.75     $    12.11     $    11.50     $    10.74
                                    ==========     ==========     ==========     ==========     ==========

   Total return (b) ............       (16.43%)         9.88%         11.31%          7.36%          7.40%(c)
                                    ==========     ==========     ==========     ==========     ==========
RATIOS AND SUPPLEMENTAL DATA:
   Net assets at
      end of period (000's) ....    $  209,111     $  268,861     $  187,557     $   79,992     $   36,589
                                    ==========     ==========     ==========     ==========     ==========
   Ratio of gross expenses
      to average net assets ....         1.46%          1.50%          1.83%          2.03%          2.84%(e)

   Ratio of net expenses
      to average net assets (d)          1.46%          1.50%          1.50%          1.50%          1.50%(e)

   Ratio of net investment
      income (loss) to
      average net assets (d) ..          1.07%          1.70%          1.86%          0.10%         (0.30%)(e)

   Portfolio turnover rate .....           66%            22%            19%            18%             6%(c)


(a) Represents the period from the commencement of operations (May 13, 2003) through February 29, 2004.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Ratio was determined after investment advisory fee waivers and/or expense reimbursements.

(e)   Annualized.

(f)   Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

CM ADVISERS FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
=========================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
=========================================================================================
                                                                               PERIOD
                                                               YEAR ENDED       ENDED
                                                              FEBRUARY 29,   FEBRUARY 28,
                                                                  2008          2007(a)
-----------------------------------------------------------------------------------------
   Net asset value at beginning of period .................    $    10.66     $    10.00
                                                               ----------     ----------
   Income from investment operations:
      Net investment income ...............................          0.25           0.29
      Net realized and unrealized gains on investments ....          0.57           0.84
                                                               ----------     ----------
   Total from investment operations .......................          0.82           1.13
                                                               ----------     ----------
   Less distributions:
      Dividends from net investment income ................         (0.25)         (0.29)
      Distributions from net realized gains ...............         (0.22)            --
      In excess of net investment income ..................            --          (0.18)
                                                               ----------     ----------
   Total distributions ....................................         (0.47)         (0.47)
                                                               ----------     ----------

   Proceeds from redemption fees collected (Note 2) .......          0.00(f)        0.00(f)
                                                               ----------     ----------

   Net asset value at end of period .......................    $    11.01     $    10.66
                                                               ==========     ==========

   Total return (b) .......................................         8.05%         11.39%(c)
                                                               ==========     ==========

RATIOS AND SUPPLEMENTAL DATA:
   Net assets at end of period (000's) ....................    $   12,825     $    3,126
                                                               ==========     ==========

   Ratio of gross expenses to average net assets.. ........         2.28%          7.28%(e)

   Ratio of net expenses to average net assets (d) ........         1.50%          1.50%(e)

   Ratio of net investment income to average net assets (d)         2.79%          3.28%(e)

   Portfolio turnover rate ................................          188%             0%

(a) Represents the period from the commencement of operations (March 24, 2006) through February 28, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Ratio was determined after investment advisory fee waivers and/or expense reimbursements.

(e)   Annualized.

(f)   Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

CM ADVISERS FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2008
================================================================================

1.    ORGANIZATION

The CM Advisers Fund and the CM Advisers Fixed Income Fund (collectively the "Funds" and individually a "Fund") are each no-load series of the CM Advisers Family of Funds (the "Trust"), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company.

The CM Advisers Fund commenced operations on May 13, 2003. The investment objective of the Fund is long-term growth of capital.

The CM Advisers Fixed Income Fund commenced operations on March 24, 2006. The investment objective of the Fund is to seek to preserve capital and maximize total return using fixed income securities.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

INVESTMENT VALUATION - The Funds' investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Funds' net asset value calculations) or which cannot be accurately valued using the Funds' normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Funds' normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

SHARE VALUATION AND REDEMPTION FEES -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 1%, payable to the applicable Fund, if redeemed within one year of the date of the purchase. During the periods ended February 29, 2008 and February 28, 2007, proceeds from redemption fees totaled $70,246 and $55,918, respectively, for the CM Advisers Fund, and $3,344 and $140, respectively, for the CM Advisers Fixed Income Fund.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the interest method. Gains and losses on securities sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes.

CM ADVISERS FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

EXPENSES - The Funds bear expenses incurred specifically on their behalf as well as a portion of general Trust expenses, which are allocated between the Funds according to methods authorized by the Trustees.

DIVIDEND DISTRIBUTIONS - Dividends arising from net investment income, if any, are declared and paid at least annually to shareholders of the CM Advisers Fund and declared and paid quarterly to shareholders of the CM Advisers Fixed Income Fund. Distributions from capital gains (if any) are generally declared and distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended February 29, 2008 and February 28, 2007 was as follows:

-------------------------------------------------------------------------------------------
                                    PERIODS       ORDINARY       LONG-TERM        TOTAL
                                     ENDED         INCOME      CAPITAL GAINS  DISTRIBUTIONS
-------------------------------------------------------------------------------------------
CM Advisers Fund.................   02/29/08     $3,378,458     $5,854,862     $ 9,233,320
                                    02/28/07     $4,532,157     $6,313,424     $10,845,581
-------------------------------------------------------------------------------------------
CM Advisers Fixed Income Fund ...   02/29/08     $  461,181     $       --     $   461,181
                                    02/28/07     $  124,478     $       --     $   124,478
-------------------------------------------------------------------------------------------

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.    FEDERAL INCOME TAX

It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

CM ADVISERS FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The following information is computed on a tax basis for each item as of February 29, 2008:

--------------------------------------------------------------------------------
                                                                   CM ADVISERS
                                               CM ADVISERS        FIXED INCOME
                                                   FUND               FUND
--------------------------------------------------------------------------------
Tax cost of portfolio investments ........    $  244,720,864     $   12,600,898
                                              ==============     ==============
Gross unrealized appreciation ............    $    9,213,437     $      205,473
Gross unrealized depreciation ............       (43,802,527)                --
                                              --------------     --------------
Net unrealized appreciation (depreciation)    $  (34,589,090)    $      205,473
Undistributed ordinary income ............                --            678,868
Undistributed long-term gains ............         5,100,749            132,693
                                              --------------     --------------
Accumulated earnings (deficit) ...........    $  (29,488,341)    $    1,017,034
                                              ==============     ==============
--------------------------------------------------------------------------------

During the year ended February 29, 2008, the CM Advisers Fixed Income Fund utilized a capital loss carryforward of $775.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in each Fund's net asset value calculations as late as the Fund's last such calculation in the first required financial statement reporting period. As a result, each Fund incorporated FIN 48 in its semi-annual report on August 31, 2007. Based on management's analysis, the adoption of FIN 48 did not have a material impact on these financial statements. The statute of limitations on each Fund's tax returns remains open for the years ended February 28, 2005 through February 28, 2007.

4.    INVESTMENT TRANSACTIONS

During the year ended February 29, 2008, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were as follows:

--------------------------------------------------------------------------------
                                                                     CM ADVISERS
                                                   CM ADVISERS      FIXED INCOME
                                                       FUND             FUND
--------------------------------------------------------------------------------
Cost of purchases of investment securities.....   $ 161,182,989    $   7,884,770
                                                  =============    =============
Proceeds from sales of investment securities...   $ 174,514,833    $   9,159,011
                                                  =============    =============
--------------------------------------------------------------------------------

CM ADVISERS FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

5.    TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds pay a monthly advisory fee to the Adviser based upon the average daily net assets of each Fund and calculated at the annual rate of 1.25% for the CM Advisers Fund and 0.50% for the CM Advisers Fixed Income Fund. The Adviser has entered into contractual agreements (the "Expense Limitation Agreements") with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds' total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 plan) during the fiscal year ended February 29, 2008 to not more than 2.00% and 1.50% of the average daily net assets of the CM Advisers Fund and the CM Advisers Fixed Income Fund, respectively. These limitations will be in effect until February 28, 2009. There can be no assurance that the Expense Limitation Agreements or any voluntary fee waivers will continue beyond February 28, 2009. During the year ended February 29, 2008, the Adviser waived its entire investment advisory fee of $44,479 with respect to the CM Advisers Fixed Income Fund and reimbursed the Fund for additional expenses in the amount of $24,040. There were no advisory fee waivers or expense reimbursements with respect to the CM Advisers Fund during the year ended February 29, 2008.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus Fund Solutions, LLC ("Ultimus") provides executive and administrative services and internal regulatory compliance services for the Funds. Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and prepares materials for meetings of the Board of Trustees. For these services, each Fund pays to Ultimus a monthly fee at an annual rate of 0.08% per annum of its average daily net assets up to $500 million, 0.05% of such assets from $500 million to $2 billion, 0.04% of such assets from $2 billion to $3 billion and 0.03% of such assets in excess of $3 billion, provided, however, that the minimum fee is $2,000 per month with respect to each Fund. Through November 30, 2007, Ultimus discounted the foregoing fee by 20% for the CM Advisers Fixed Income Fund. In addition, the above minimum fee will be discounted 15% from December 1, 2007 through November 30, 2008 with respect to the CM Advisers Fixed Income Fund.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, each Fund pays to Ultimus a base fee of $2,000 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of each Fund's average daily net assets and 0.005% of such assets in excess of $500 million. In addition, the Funds pay all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from each Fund a fee, payable monthly, at an annual rate of $17 per account, provided, however, that the minimum fee with respect to each Fund is $1,000 per month if a Fund

CM ADVISERS FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

has 25 shareholder accounts or less, $1,250 if a Fund has more than 25 but less than 100 shareholder accounts, and $1,500 per month if a Fund has more than 100 shareholder accounts. In addition, each Fund pays out-of-pocket expenses, including but not limited to, postage and supplies.

DISTRIBUTION AGREEMENT
Pursuant to the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the "Distributor") serves as the Funds' principal underwriter. The Distributor receives compensation of $250 per month from each Fund for such services. The Distributor is a wholly-owned subsidiary of Ultimus.

DISTRIBUTION AND SERVICE FEES
The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"), have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for each of the Funds (the "Plans"). Rule 12b-1 regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts. The Plans provide that the Funds may incur certain costs, which may not exceed 0.25% per annum of the CM Advisers Fund's average daily net assets and 0.45% per annum of the CM Advisers Fixed Income Fund's average daily net assets, related to activities reasonably intended to result in sales of shares of the Funds or support servicing of shareholder accounts. During the year ended February 29, 2008, the Funds did not incur any expenses under the Plans.

6.    CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7.    ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of February 29, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of the measurements reported on the statement of changes in net assets for a fiscal period.

CM ADVISERS FAMILY OF FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
================================================================================

TO THE BOARD OF TRUSTEES OF
CM ADVISERS FAMILY OF FUNDS
AND SHAREHOLDERS OF THE CM ADVISERS FUND
AND THE CM ADVISERS FIXED INCOME FUND

We have audited the accompanying statements of assets and liabilities of the CM Advisers Fund and the CM Advisers Fixed Income Fund, each a series of shares of beneficial interest of CM Advisers Family of Funds, including the schedules of investments, as of February 29, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years or periods in the two year period then ended and the financial highlights for each of the years or periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the CM Advisers Fund for the year ended February 28, 2005 and the period ended February 29, 2004 were audited by other auditors whose report dated March 28, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CM Advisers Fund and the CM Advisers Fixed Income Fund as of February 29, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two year period then ended and their financial highlights for each of the years or periods in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ Briggs, Bunting & Dougherty, LLP

                                          BRIGGS, BUNTING & DOUGHERTY, LLP

PHILADELPHIA, PENNSYLVANIA
APRIL 29, 2008

CM ADVISERS FAMILY OF FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (September 1, 2007 - February 29, 2008).

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not impose any sales loads. However, a redemption fee of 1% is applied on the sale of shares (sold within one year of the date of their purchase.)

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

CM ADVISERS FUND
--------------------------------------------------------------------------------
                                     BEGINNING        ENDING
                                   ACCOUNT VALUE ACCOUNT VALUE EXPENSES PAID SEPT. 1, 2007 FEB. 29, 2008 DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return.....     $1,000.00       $  829.80        $ 6.64

Based on Hypothetical 5% Return
    (before expenses)...........     $1,000.00       $1,017.60        $ 7.32
--------------------------------------------------------------------------------
* Expenses are equal to the CM Adviser Fund's annualized expense ratio of 1.46% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

CM ADVISERS FAMILY OF FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

CM ADVISERS FIXED INCOME FUND
--------------------------------------------------------------------------------
                                     BEGINNING        ENDING
                                   ACCOUNT VALUE ACCOUNT VALUE EXPENSES PAID SEPT. 1, 2007 FEB. 29, 2008 DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return.....     $1,000.00       $1,078.40        $ 7.75

Based on Hypothetical 5% Return
    (before expenses)...........     $1,000.00       $1,017.40        $ 7.52
--------------------------------------------------------------------------------
* Expenses are equal to the CM Advisers Fixed Income Fund's annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
================================================================================

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-859-5856. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5856, or on the SEC's website at http://www.sec.gov.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended February 29, 2008. For the fiscal year ended February 29, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The CM Advisers Fund intends to designate up to a maximum amount of its long-term capital gain distributions of $5,854,862 and ordinary income dividends of $3,378,458 as taxed at a maximum rate of 15%.

CM ADVISERS FAMILY OF FUNDS
INFORMATION ABOUT TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================

The business and affairs of the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust is set forth on the following pages. Generally, each Trustee serves an indefinite term or until his resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The officers are elected for annual terms. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds' toll-free at 1-888-859-5856.

                                                                                                                    OTHER
                                        POSITION(S)                                                     NUMBER      DIRECTORSHIPS
NAME, ADDRESS                           HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION(S)               OF FUNDS    OF PUBLIC
AND AGE                                 TRUST         SERVICE     DURING PAST 5 YEARS                   OVERSEEN    COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Brian R. Bruce (52)                     Trustee       Since       Mr. Bruce has been a professor        2           None
5945 Olendower Le.                                    5/2003      at Southern Methodist University
Plano, TX 75093                                                   since August 2006. He was Chief
                                                                  Investment Officer of PanAgora
                                                                  Asset Management from
                                                                  December 1999 to March 2007.
------------------------------------------------------------------------------------------------------------------------------------
Mark F. Ivan (51)                       Trustee       Since       Mr. Ivan has been the President       2           None
9743 Niwot Rd.                                        5/2003      of Ivan Capital Management, Inc.
Longmont, CO 80504                                                since June 1996.
------------------------------------------------------------------------------------------------------------------------------------
Richard M. Lewis (48)                   Trustee       Since       Mr. Lewis has been the Chief          2           None
1250 S. Capital of Texas Hwy.                         5/2003      Financial Officer of Worldcall,
Building 2, Suite 235                                             Inc., a voice over internet
Austin, TX 78746                                                  protocol telecom company, since
                                                                  May 2004. Before joining
                                                                  Worldcall, Inc. he was the Chief
                                                                  Financial Officer of Bluecurrent,
                                                                  Inc., an information technology
                                                                  services firm.
------------------------------------------------------------------------------------------------------------------------------------
A. Zorel Paritzky, M.D. (65)            Trustee       Since       Dr. Paritzky had been a physician     2           None
16161 Ventura Blvd., #812                             5/2003      with Cardiac Associates Medical
Encino, CA 91436                                                  Group, Inc. since 1974. He
                                                                  retired in 2006.
------------------------------------------------------------------------------------------------------------------------------------
William R. Reichenstein, Ph.D.          Trustee       Since       Dr. Reichenstein has been a           2           Dr. Reichenstein
(55)                                                  5/2003      professor at Baylor University                    serves as a
9623 Oak Springs Dr.                                              since 1990. He is currently the                   trustee of the
Waco, TX 76712                                                    professor of Finance and the Pat                  Epiphany
                                                                  and Thomas R. Powers Chair in                     Funds, a
                                                                  Investment Management -                           management
                                                                  Finance, Insurance and Real                       investment
                                                                  Estate.                                           company.
------------------------------------------------------------------------------------------------------------------------------------

CM ADVISERS FAMILY OF FUNDS
INFORMATION ABOUT TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED) (CONTINUED)
================================================================================

                                                                                                                    OTHER
                                        POSITION(S)                                                     NUMBER      DIRECTORSHIPS
NAME, ADDRESS                           HELD WITH     LENGTH OF   PRINCIPAL OCCUPATION(S)               OF FUNDS    OF PUBLIC
AND AGE                                 TRUST         SERVICE     DURING PAST 5 YEARS                   OVERSEEN    COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES* AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Arnold Van Den Berg (68)**              Trustee,      Since       Mr. Van Den Berg is the founder       2           None
805 Las Cimas Parkway, Suite 430        Chairman,     11/2002     and President of the Adviser. He
Austin, Texas 78746                     President                 has been a portfolio manager for
                                                                  the Adviser since 1974. He was
                                                                  a general partner of TL Partners,
                                                                  L.P., a limited partnership
                                                                  investing in real estate, from
                                                                  1993 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
James D. Brilliant (42)**               Trustee,      Since       Mr. Brilliant is Vice President and   2           None
805 Las Cimas Parkway, Suite 430        Treasurer     5/2003      a senior portfolio manager of the
Austin, Texas 78746                                               Adviser. He has been with the
                                                                  Adviser since 1986, and is a
                                                                  Chartered Financial Analyst
                                                                  (CFA).
------------------------------------------------------------------------------------------------------------------------------------
Scott Van Den Berg (41)**               Trustee,      Since       Mr. Van Den Berg is Vice              2           None
805 Las Cimas Parkway, Suite 430        Secretary     5/2003      President of the Adviser and has
Austin, Texas 78746                                               been with the Adviser since 1992.
                                                                  He is a Certified Financial
                                                                  Planner (CFP) and a Chartered
                                                                  Retirement Plan Specialist
                                                                  (CRPS).
------------------------------------------------------------------------------------------------------------------------------------
Aaron S. Buckholtz (44)                 Trustee       Since       Mr. Buckholtz is a financial          2           None
805 Las Cimas Parkway, Suite 430                      5/2003      analyst and a director of the
Austin, Texas 78746                                               Adviser and has been with the
                                                                  firm since 1990.
------------------------------------------------------------------------------------------------------------------------------------
David V. Swann (42)                     Chief         Since       Mr. Swann is a licensed attorney
805 Las Cimas Parkway, Suite 430        Compliance    10/2004     and serves as the Adviser's Chief
Austin, Texas 78746                     Officer                   Compliance Officer. He has been
                                                                  with the Adviser since 2003 and
                                                                  has served as a compliance
                                                                  officer in the financial services
                                                                  industry since 2000.
------------------------------------------------------------------------------------------------------------------------------------

* Each of the Interested Trustees is an Interested Trustee because he is an officer and employee of the Adviser.

** Arnold Van Den Berg and Scott Van Den Berg are related as father and son, respectively. James Brilliant is the son-in-law of Arnold Van Den Berg, and the brother-in-law of Scott Van Den Berg.

CM ADVISERS FAMILY OF FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
================================================================================

The Board of Trustees, including the Independent Trustees voting separately (the "Board"), has reviewed and approved the continuance of the Investment Advisory Agreements of the CM Advisers Fund and the CM Advisers Fixed Income Fund (the "Funds") with the Adviser for an additional one year term. Approval took place at an in-person meeting held on February 13, 2008, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In considering the Investment Advisory Agreements and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Funds including, without limitation, its investment advisory services since each Fund's inception, its efforts during each Fund's start-up phase, its coordination of services for the Funds among the Funds' service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution. The Board also noted that the Trust's president, secretary, treasurer, chief compliance officer, principal executive officer, and principal financial officer are employees of the Adviser, and serve the Trust without additional compensation from the Funds. After reviewing the foregoing information and further information in the Adviser Memorandum (e.g., descriptions of the Adviser's business and the Adviser's Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and adequate for the Funds.

THE INVESTMENT PERFORMANCE OF THE FUNDS AND ADVISER. In this regard, the Board compared the performance of each Fund with the performance of benchmark indices, comparable funds managed by other advisers and comparable peer group indices. The Board also considered the consistency of the Adviser's management of each Fund with the Fund's investment objective and policies. Following discussion of the short and long-term investment performance of each Fund and its Morningstar ratings, the Adviser's experience in managing the Funds and separate accounts, the Adviser's historical investment performance and other factors, the Board concluded that the investment performance of the Funds and the Adviser has been satisfactory.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUNDS. In this regard, the Board considered the Adviser's staffing, personnel, and methods of operating;  the  Adviser's  compliance  policies and  procedures;  the financial condition of the Adviser and the level of commitment to the Funds and the Adviser by the principals of the Adviser; the asset levels of the Funds; the Adviser's payment of startup costs for the Funds; and the overall expenses of the Funds, including certain current and past fee waivers and expense reimbursements by the Adviser on behalf of the Funds. The Board discussed each Fund's Expense Limitation Agreement with the Adviser, and considered the Adviser's past fee waivers with respect to the Advisers Fund and the current and past fee waivers and expense reimbursements with respect to the Fixed Income Fund under the Expense Limitation Agreements. In addition, the Board took into account that, for the fiscal years ended February 28, 2006 and 2005, the Adviser voluntarily waived a greater portion of its fees than necessary so as to limit the Advisers Fund's expenses below the level designated in the Expense Limitation Agreement.

CM ADVISERS FAMILY OF FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONTINUED)
================================================================================

The Board also considered potential benefits to the Adviser in managing the Funds, including promotion of the Adviser's name, the ability for the Adviser to place small accounts into the Funds, and the potential for the Adviser to generate soft dollars from Fund trades that may benefit the Adviser's clients other than the Funds. The Board compared the fees and expenses of each Fund (including the management fee) to a peer group of other funds comparable to the Fund in terms of the type of fund, the style of investment management, the size of the fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the Fixed Income Fund's management fee and net expense ratio (after contractual and voluntary fee waivers and expense reimbursements) is lower than its peer group average. The Board determined that, while the Advisers Fund's management fee is higher than all but one of the other funds included in its peer group, the Fund's net expense ratio was equal to the average of the peer group. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Adviser by each Fund are fair and reasonable.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUNDS GROW AND WHETHER ADVISORY FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFITS OF EACH FUND'S INVESTORS. In this regard, the Board considered that each Fund's fee arrangements with the Adviser involve both a management fee and an Expense Limitation Agreement. As to the Advisers Fund, the Board determined that, although the Advisers Fund's assets have grown to a level where the Adviser is receiving its full fee, the Fund has experienced benefits from the Expense Limitation Agreement in prior years. The Board noted that, while the management fee would remain the same at all asset levels, the Advisers Fund will benefit from economies of scale under its agreements with service providers other than the Adviser. In connection with the Fixed Income Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement and that, due to the size of the Fund, the Fund would likely continue to experience benefits from the Expense Limitation Agreement until the Fund grows to a level where the Adviser receives full fees. In addition, the Board noted that the Fixed Income will benefit from economics of scale under its agreement with service providers other than the Adviser. The Board further considered that the Adviser will consider closing the Funds to new investors if certain asset levels are reached. Following further discussion of the Funds' asset levels, expectations for growth and levels of fees, the Board determined that the Funds' fee arrangements with the Adviser continue to provide benefits through the Expense Limitation Agreement and that, at the Funds' current and projected asset levels for the next year, the Funds' arrangements with the Adviser are fair and reasonable.

THE ADVISER'S PRACTICES REGARDING BROKERAGE AND PORTFOLIO TRANSACTIONS. In this regard, the Board considered the Adviser's standards, and performance in utilizing those standards, to seek best execution for Fund portfolio transactions, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, "third market" for listed securities and principal market makers for over-the counter securities). The Board noted that the Funds' fixed income portfolio transactions are normally principal transactions executed in over-the-counter markets on a "net" basis. The Board also considered the anticipated portfolio turnover rate for each Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the

CM ADVISERS FAMILY OF FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONTINUED)
================================================================================

Advisor; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services ("soft dollars"). After further review and discussion, the Board determined that the Adviser's practices regarding brokerage and portfolio transactions are satisfactory.

POSSIBLE CONFLICTS OF INTEREST. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and/or the Adviser's other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser's code of ethics. Following further consideration and discussion, the Board found the Adviser's standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

CONCLUSION
After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreements was in the best interests of the Funds and their shareholders.

                              CM ADVISERS FUND AND
                          CM ADVISERS FIXED INCOME FUND
                                ARE SERIES OF THE
                           CM ADVISERS FAMILY OF FUNDS
                             _______________________

FOR SHAREHOLDER SERVICE INQUIRIES:          FOR INVESTMENT ADVISER INQUIRIES:

Ultimus Fund Solutions, LLC                 Van Den Berg Management, Inc.
P.O. Box 46707                              (d/b/a CM Fund Advisers)
Cincinnati, OH 45246-0707                   805 Las Cimas Parkway, Suite 430
                                            Austin, Texas 78746

TOLL-FREE TELEPHONE:                        TOLL-FREE TELEPHONE:
1-888-859-5856                              1-888-859-5856

                                            WORLD WIDE WEB @:
                                            www.centman.com

--------------------------------------------------------------------------------

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. No investment strategy works all the time, and past performance is not necessarily indicative of future performance.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 1% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE FUNDS CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS. A COPY OF THE PROSPECTUS IS AVAILABLE AT WWW.CENTMAN.COM OR BY CALLING SHAREHOLDER SERVICES AT 1-888-859-5856. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

Stated performance in the CM Advisers Fixed Income Fund was achieved at some or all points during the year by waiving or reimbursing part of the Fund's total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

            FOR MORE INFORMATION ON YOUR CM ADVISERS FAMILY OF FUNDS:
                      See Our Web site @ www.centman.com or
         Call Our Shareholder Services Group Toll-Free at 1-888-859-5856

ITEM 2.     CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Richard M. Lewis. Mr. Lewis is "independent" for purposes of this Item.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,500 and $25,500 with respect to the registrant's fiscal years ended February 29, 2008 and February 28, 2007, respectively.

      (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

      (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,000 and $4,000 with respect to the registrant's fiscal years ended February 29, 2008 and February 28, 2007, respectively. The services comprising these fees are the preparation of the registrant's federal and state income and federal excise tax returns.

      (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) Aggregate non-audit fees of $4,000 and $4,000 were billed by the registrant's accountant for services rendered to the registrant with respect to the fiscal years ended February 29, 2008 and February 28, 2007, respectively. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.     SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer (the "PEO") and principal financial officer (the "PFO") have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively.

      The PEO and PFO have based their conclusion regarding the effectiveness of registrant's disclosure controls and procedures on, among other things, the adoption of additional controls and procedures by the registrant and the registrant's administrator relating to the recording and monitoring of the accretion of discount on United States Treasury Stripped Securities ("Treasury Stripped Securities"). Prior to finishing their evaluation of the registrant's disclosure controls and procedures and the completion of the financial statements included in this report, the PEO and PFO became aware that the registrant had used a straight line method for discount accretion on Treasury Stripped Securities, rather than using the appropriate interest method for accreting discounts on Treasury Stripped Securities. Upon a review of the registrant's records, it appeared that the registrant through its investment adviser had received incorrect advice from the registrant's former administrator regarding the appropriate method to be used for accreting discounts on Treasury Stripped Securities. As a result the registrant's Treasury Stripped Securities investments were set up by the registrant's former administrator using the incorrect accretion method. In addition, the controls and procedures of the registrant's current administrator did not detect and correct the error. While the use of the incorrect accretion method had no impact on the net assets, net asset value per share or the total return of either the CM Advisers Fund (the "Advisers Fund") or the CM Advisers Fixed Income Fund (the "Fixed Income Fund"), this control deficiency was nevertheless determined to be a material weakness since it resulted in an overstatement of income and understatement of appreciation and/or net realized capital gains. Accordingly, the registrant worked with the registrant's administrator to ensure that the administrator adopted additional controls and procedures in connection with its security set-up and periodic review process so that the registrant's security master file uses proper methods for accretion of discounts on Treasury Stripped Securities and similar type securities, and that the registrant adopted additional controls and procedures to monitor the same.

      Following a review of the impact of the use of an inappropriate method of accretion of Treasury Stripped Securities, the registrant determined it was appropriate to restate the Fixed Income Fund's Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and certain financial highlights for the periods ended August 31, 2006, February 28, 2007 and August 31, 2007. The effects of the restatement were to reduce income earned with an offsetting change in unrealized appreciation on investments and/or net realized capital gains. The impact on the Advisers Fund was determined to be immaterial, so it was determined that a restatement was not necessary. As noted above, the use of the incorrect accretion method had no impact on the net assets, net asset value per share or the total return of either Fund.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to material affect, the registrant's internal control over financial reporting. However, as discussed above, prior to the filing of this report, the registrant enhanced its controls and procedures relating to the recording and monitoring of the accretion of discount on Treasury Stripped Securities and similar type securities.

ITEM 12.    EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH       Code of Ethics

Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   CM Advisers Family of Funds
            --------------------------------------------------

By (Signature and Title)*          /s/ Arnold Van Den Berg
                          ------------------------------------------------------
                                   Arnold Van Den Berg, Chairman and President

Date          May 14, 2008
      -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*          /s/ Arnold Van Den Berg
                          ------------------------------------------------------
                                   Arnold Van Den Berg, Chairman and President

Date          May 14, 2008
      -----------------------------

By (Signature and Title)*          /s/ James D. Brilliant
                          ------------------------------------------------------
                                   James D. Brilliant, Treasurer

Date         May 14, 2008
      -----------------------------

* Print the name and title of each signing officer under his or her signature.